EXHIBIT 10.23

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement, is entered into as of July 25, 2000 (the "Agreement"), by and among Hispanic Television Network, Inc., a Delaware corporation (the "Corporation"), and those purchasers listed on Exhibit A and the signature page (each, a "Purchaser").

RECITALS

          Each Purchaser has received a Warrant (collectively, the "Warrants") from the Corporation to purchase certain shares of common stock, par value $0.01 per share, of the Corporation (the "Common Stock"), all of which shares have the respective rights specified in the Corporation's Certificate of Incorporation, as amended to the date hereof (the "Charter").

          The Corporation deems it desirable for the Corporation to grant certain registration rights to the Purchasers in order to induce the Purchasers to make a loan to the Corporation in partial consideration for receipt of the Warrants and to specify in one agreement the relative registration rights of the Corporation and the Purchasers.

AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the parties' mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.          Definitions.     As used in this Agreement:

          (a)          "Affiliate" means: (i) any Person directly or indirectly controlling, controlled by, or under common control with, another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of another Person; (iii) any officer, director or partner of a Person; and (iv) if a Person is an officer, director or partner, any such company for which such Person acts in such capacity.

          (b)          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (c)          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          (d)          "Holder" means Purchaser or any Affiliate thereof or any successor or other transferee of any of the foregoing.

          (e)          "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          (f)          "Registrable Shares" means at any time any Common Stock owned by any Holder which is or may be acquired through the exercise of the Warrants and any other shares of Common Stock issued in respect of such shares by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that shares of Common Stock shall cease to be Registrable Shares as soon as they are: (i) eligible for sale without restriction under Rule 144(k) of the Securities Act (provided that the Company's Secretary or transfer agent has removed all transfer restrictions and restrictive legends with respect to such Common Stock); (ii) sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission and declared effective under the Securities Act (provided that the Company's Secretary or transfer agent has removed all transfer restrictions and restrictive legends with respect to such Common Stock); (iii) sold, transferred or disposed of by a Holder to any Person that is not a Purchaser or an Affiliate of a Purchaser; or (iv) no longer outstanding.

          (g)          "Registration Expenses" has the meaning ascribed to it in Section 5 of this Agreement.

          (h)          "Secondary" means the S-1 Registration Statement that the Corporation currently contemplates will be filed with the Commission on or prior to October 31, 2000.

          (i)          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          2.          Demand Registrations.

          (a)          Requests for Registration.

          (i)          Upon written request of the Holders of a majority of the Registrable Shares, the Corporation shall use its reasonable best efforts to file on April 25, 2001 (or such later reasonable period of time following the date of such request if such request is made on or after April 1, 2001) a registration statement intended to effect a registration pursuant to Rule 415 of the Securities Act on the appropriate form with the Commission (the "Required Shelf") covering not less than the total number of Registrable Securities at the time of such request. The Corporation shall use its best efforts to keep the registration statement associated with the Required Shelf effective with the Commission for the shorter of (A) such time as all securities that were Registrable Shares on the date hereof cease to be Registrable Shares, or (B) the date that all the Registrable Shares have been sold.

          (ii)          In addition to the registration required pursuant to Section 2(a)(i), the Purchasers may on an unlimited basis request registration of all or part of their Registrable Shares on Form S-3 (or any similar short-form registration); provided, however, that (A) if the Corporation has not otherwise filed the Required Shelf pursuant to Section 2(a)(i), the Corporation shall be required to register any Registrable Shares on Form S-1 (rather than Form S-3 or any similar short-form registration) pursuant to this Section 2(a)(ii) in the event that the Corporation is not eligible to effect registrations of its securities on Form S-3 (or any similar short-form registration) after April 25, 2001, and (B) the Corporation shall be obligated to register Registrable Shares pursuant to this Section 2(a)(ii) no more than once in any twelve month period in the event that the Corporation has filed the Required Shelf pursuant to Section 2(a)(i) or twice in any twelve month period in the event that the Corporation has not filed the Required Shelf pursuant to Section 2(a)(i) or the Required Shelf is not otherwise effective; and further provided that the Corporation shall not be obligated to register Registrable Shares pursuant to this Section 2(a)(ii) if gross proceeds of such registered offering would be less than $500,000. The Corporation will use its best efforts to make registrations on Form S-3 (or any similar short-form) or Form S-1 (to the extent that Form S-3 is not available after April 25, 2001) available for the sale of Registrable Shares. All registrations requested pursuant to Sections 2(a)(i) and (ii) are referred to herein as "Demand Registrations."

          (iii)          A registration will not count as a Demand Registration until it has become effective and unless the holders of Registrable Shares requesting such Registration are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided that, in any event, the Corporation will pay all Registration Expenses in connection with any registration requested hereunder.

          (b)          The Corporation shall continue to use its best efforts to file and make and keep effective the Corporation's filing of any Demand Registrations required pursuant to this Agreement in a punctual manner, and shall keep the Purchasers apprised of all filings with, and responses from, the Commission with respect to each Demand Registration and the Secondary.

          3.          Piggyback Registrations.

          (a)          Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (other than the Secondary), and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than thirty (30) days prior to the date the registration statement is to be filed) and, subject to the terms hereof, will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice.

          (b)          Priority on Secondary Registrations. Except for the Secondary, if a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration: (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected; or (ii) exceeds the number which can reasonably be sold in such offering, then the Corporation will include in such registration (x) first, the securities requested to be included therein by the holders requesting such registration including those requested to be registered by the Corporation, (y) second, the Registrable Shares (which shall not included in clause (x) if the Corporation desires to sell securities in such offering) requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, and (z) third, other securities requested to be included in such registration; provided, however, that notwithstanding anything in this Section 3(b) to the contrary, every Piggyback Registration shall include at least thirty percent (30%) of the Registrable Shares requested to be included in such registration (which for purposes of this Section 3(b) shall include any Registrable Shares registered pursuant to clause (x) above).

          (c)          Other Registrations. If the Corporation has previously received a request for a Demand Registration pursuant to Section 2 or has previously filed a registration statement with respect to Registrable Securities subject to this Section 3, and if such previous request or registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 6 months has elapsed from the effective date of such Demand Registration or previous registration, as the case may be.

          4.          Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use all reasonable efforts to effect the registration of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

          (a)          prepare and file with the Commission a registration statement with respect to such Registrable Shares and use all reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed the period specified in Section 2(a)(i);

          (b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the period specified in Section 2(a)(i) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement;

          (c)          furnish to each Holder of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder or the sale of such securities by such underwriters;

          (d)          use all reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, or (ii) consent to general service of process in any such jurisdiction);

          (e)          cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed or quoted;

          (f)          provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (g)          enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

          (h)          make available for inspection by the Holder of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement;

          (i)          notify each Holder of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (j)          notify each Holder of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (k)          prepare and file with the Commission, promptly upon the request of any Holder of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the Holders of a majority of the Registrable Shares being registered, is required under the Securities Act in connection with the distribution of Registrable Shares by such Holder;

          (l)          prepare and promptly file with the Commission, and promptly notify each Holder of such filing, such amendment or supplement to any registration statement or prospectus as may be necessary to correct any statements or omissions in a registration statement or prospectus relating to any Registrable Shares if any event shall have occurred which had the effect of making such registration statement or prospectus include an untrue statement of a material fact, or omit a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (m)          advise each Holder of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (n)          at least forty-eight hours prior to the filing of any registration statement or prospectus (or any amendment or supplement to such registration statement or prospectus), furnish a copy thereof to each Holder of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the Holders of a majority of the Registrable Shares being registered shall have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

          (o)          at the request of any Holder of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the Holders of Registrable Shares, covering such matters as such underwriters and Holders may reasonably request and as are customarily covered by the issuer's counsel in an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the Corporation, underwriters and the Holders of Registrable Shares, covering such matters as such underwriters and Holders may reasonably request and as are customarily covered in accountants' letters in connection with an underwritten offering; and

          (p)          otherwise use its best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition.

          (q)          Each Holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees as follows:

          (i)          Such Holder shall: (A) cooperate as reasonably requested by the Corporation with the Corporation in connection with the preparation of the registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, and (B) shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such Holder and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Corporation to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof, and to otherwise comply with all applicable requirements of law in connection therewith.

          (ii)          During such time as such Holder may be engaged in a distribution of the Registrable Shares, such Holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things: (A) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such regulation; (B) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement; and (C) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Corporation that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (r)          In the event that any public offering pursuant to this Agreement shall involve, in whole or in part, an underwritten offering, the Corporation shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering who shall be reasonably acceptable to Holders owning a majority of the Registrable Shares proposed to be sold therein.

          (s)          Notwithstanding any other provision of this Agreement to the contrary, upon a request for a Demand Registration or if at any time while the Required Shelf is effective, the Corporation provides written notice to each Holder that (i) a sale of Registrable Securities would violate a stop order issued by the Commission, or (ii) a sale of Registrable Securities would violate any applicable law the violation of which would have a material adverse effect on the Corporation, or (iii) in the Corporation's good faith and reasonable judgment it would be materially disadvantageous to the Corporation because the sale of Registrable Shares covered by or to be covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction in connection with which a registration of securities under the Securities Act for the account of the Corporation is then intended or the public disclosure of which at the time would be materially prejudicial to the Corporation (collectively, a "Disadvantageous Condition") for sales of Registrable Shares thereunder to then be permitted, and setting forth the general reasons for such judgment, then the Corporation may refrain from filing the registration statement for the Demand Registration or maintaining current the prospectus contained in the Shelf Registration until such Disadvantageous Condition no longer exists (notice of which the Corporation shall promptly deliver to each Holder). Furthermore, notwithstanding anything else contained in this Agreement, with respect to any registration statement filed, or to be filed, pursuant to Section 2, if the Corporation provides written notice to each Holder that in the Corporation's good faith and reasonable judgment it would be materially disadvantageous to the Corporation (because of a Disadvantageous Condition) for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Corporation shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Corporation shall promptly deliver to each Holder). With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition in connection with the Required Shelf Registration (a) such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Shares until such Disadvantageous Condition no longer exists and (b) if so directed by the Corporation by notice as aforesaid, such Holder will deliver to the Corporation all copies, other than permanent filed copies then in such Holder's possession, of the prospectus and prospectus supplements then covering such Registrable Shares at the time of receipt of such notice as aforesaid. Notwithstanding anything else contained in this Agreement, (a) the maintaining current of a prospectus (and the suspension of sales of Registrable Shares) in connection with the Required Shelf may not be delayed or withdrawn under this Section 3 for more than a total of 60 days in any six-month period and (b) that the Corporation may not otherwise utilize this deferral, termination or withdrawal right more than once in any twelve-month period. In the event of any such withdrawal contemplated hereunder, then, upon the first to occur of the abatement of the Disadvantageous Condition or the elapsing of the period contained in the preceding sentence, the Corporation shall promptly, at its own expense, take all action to make effective any such withdrawn item pursuant to the terms of Section 2.

          5.          Registration Expenses.

          (a)          All expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, fees and disbursements of counsel for the Corporation, fees and expenses of the Corporation's independent certified public accountants, and the fees and expenses of any underwriters and other Persons retained by the Corporation (but excluding all underwriting discounts and commissions, selling or placement agent or brokers fees' and commissions, and transfer taxes, if any, attributable to the Registrable Shares included in such registration, which discounts, commissions and fees shall be paid by the Holders), will be borne by the Corporation. (All such expenses being herein called "Registration Expenses"). In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation, and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or automated quotation system on which any shares of common stock are then listed or quoted.

          (b)          In connection with the Demand Registration described in Section 2(a)(i) effected pursuant to this Agreement, the Corporation will reimburse the Holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel for the Holders chosen by the Holders of a majority of such Registrable Shares, which fees and disbursements shall not exceed $15,000.

          6.          Indemnification.

          (a)          The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 6(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation or any underwriter by such seller expressly for use therein. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares and in connection therewith the Corporation shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this Section 6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (b)          In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 6(c)) caused by any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing to the Corporation or any underwriter by such seller; provided, that, the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be limited to the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement. The reimbursements required by this Section 6(b) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (c)          Any Person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to give notice shall materially prejudice the rights of the indemnifying party); and (ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d)          Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6(c), defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no seller shall be required to contribute an amount greater than the dollar amount of the proceeds received by such seller with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The sellers' obligations in this Section 6(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

          (e)          The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

          7.          Compliance with Rule 144. In the event that the Corporation: (a) registers a class of securities under Section 12 of the Exchange Act; or (b) commences to file reports under Section 13 or 15(d) of the Exchange Act, then the Corporation shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Commission, (ii) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act, and (iii) at the request of any Holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such Holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to the public and such Holder such information as will enable the Holder to make sales pursuant to Rule 144.

          8.          Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person: (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9.          No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to its securities which materially diminishes, in the reasonable judgement of the Holders of a majority of the Registrable Shares, the rights granted to the Holders of the Registrable Shares in this Agreement.

          10.          Intentionally Deleted.

          11.          Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          12.          Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Holders of more than 50% of the Registrable Shares; provided that any such amendment or waiver shall apply equally to all Holders of Registrable Shares. Notwithstanding the foregoing, this Agreement shall be amended automatically so as to include any Person that executes a counterpart of this Agreement within ten business days after the date hereof who has also loaned funds to the Company pursuant to that certain Loan Agreement between the Company and certain lenders named therein dated even date hereof. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

          13.          Successors and Assigns. This Agreement and the rights and obligations hereunder may not be assigned or delegated with the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that a Purchaser may assign this Agreement and all rights and responsibilities of such Purchaser hereunder without any written consent as long as such successor, permitted assign or Holder shall agree to be bound by the terms hereof.

          14.          Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          15.          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          16.          Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

          17.          Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service. Notices to the Holders of Registrable Shares shall be sent to the addresses set forth on the stock record books of the Corporation.

          18.          GOVERNING LAW. THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES OF THE STATE OF DELAWARE.

          19.          Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

          20.          Attorneys' Fees. In the event of any action, arbitration or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action, arbitration or suit from the other party, in addition to any other relief ordered by any proper arbitration proceeding or court.

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IN WITNESS WHEREOF, this Registration Rights Agreement has been executed on the date first set forth above.

HISPANIC TELEVISION NETWORK, INC.
By:	______________________________________
Name: ________________________________
Title: _________________________________

PURCHASERS: GOFF MOORE STRATEGIC PARTNERS, L.P.
By:	GMSP Operating Partners, L.P., its general partner
By:	GMSP, L.L.C.
By:	_____________________________________
Name: ________________________________
Title: _________________________________

GAINSCO, INC.
By:	_____________________________________
Name: ________________________________
Title: _________________________________

_____________________________________________ Gregory T. Buchholz

ICEBERG VENTURES
By:	______________________________________ Gregory Fischer

_____________________________________________ Joseph Cusimano, IRA

_____________________________________________ Dan Canale

_____________________________________________ Ted Anderson

_____________________________________________ Kirk Rimer

_____________________________________________ Keith B. Ohnmeis

_____________________________________________ Richard Chamberlain

_____________________________________________ Alges Strikas

_____________________________________________ James Ryffel

_____________________________________________ Robert Dow

_____________________________________________ Jane Rimer

_____________________________________________ Scott Hollman

_____________________________________________ J. Luther King, Jr.

_____________________________________________ Brent Clum

_____________________________________________ Paul Greenwell

_____________________________________________ David Dowler

SUMMIT PARTNERS
By:	______________________________________
Name: ________________________________
Title: _________________________________

PRIVATE EQUITY PARTNERS I, L.P.
By:	______________________________________
Name: ________________________________
Title: _________________________________

_____________________________________________ Scott M. Kleberg

_____________________________________________ Robert Holt

_____________________________________________ Jim Orser

EXHIBIT A

Purchaser	Address
Goff Moore Strategic Partners, L.P.	777 Main Street, Suite 2250 Fort Worth, TX 76102
GAINSCO, Inc.	c/o Goff Moore Strategic Partners, L.P. 777 Main Street, Suite 2250 Fort Worth, TX 76102
Gregory T. Buchholz	c/o fob.com, Inc. 321 North Clark, Suite 310 Chicago, IL 60610 Phone: 312/261-4530
Iceberg Ventures	13400 U.S. Highway 42, Suite 290 Prospect, KY 40059
Joseph Cusimano IRA	132 East Delaware Place Apt. 6105 Chicago, IL 60611
Dan Canale	1505 Old Hillsboro Road Franklin, TN 37069
Ted Anderson
Richard Chamberlain
Keith Ohnmeis	P.O. Box 370 Wilson, WY 83014
Alges Strikas
James Ryffel	c/o Woodcrest Capital, L.L.C. 3113 South University Drive, Suite 600 Fort Worth, TX 76109
Robert Dow	P.O. Box 150665 Fort Worth, TX 76108
Jane Rimer	4230 Park Lane Dallas, TX 75225
Scott Hollman
J. Luther King, Jr.
Brent Clum
Paul Greenwell
David Dowler
Summit Partner
Private Equity Partners I, L.P.
Scott M. Kleberg
Robert Holt
Jim Orser
TOTAL:

Additional Signature Page to Registration Rights Agreement
dated July 25, 2000 by and among Hispanic Television Network, Inc.
and Various Purchasers

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